                                                                   Exhibit 23.01

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 2006 relating to the financial statements which appear in the Calton, Inc. Annual Report on Form 10-KSB for the fiscal year ended November 30, 2005.


                                               /s/ AIDMAN, PISER & COMPANY, P.A.
                                               ---------------------------------

Tampa, Florida
November 30, 2006